UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
____________________________________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

April 26, 2022
Date of Report (Date of earliest event reported)
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A10 NETWORKS, INC.
(Exact name of the registrant as specified in its charter)
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Delaware	001-36343	20-1446869
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2300 Orchard Parkway
San Jose, CA 95131
(Address of principal executive offices, including zip code)

(408) 325-8668
(Name and telephone number, including area code, of the person to contact in connection with this report)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value per share	ATEN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 26, 2022, Mary Dotz notified the Board of Directors (the “Board”) of A10 Networks, Inc., a Delaware corporation (the “Company”), of her decision to decline to stand for re-election to the Board and all committees thereof at the 2022 annual meeting of the stockholders (the “Annual Meeting”). Ms. Dotz intends to serve out her remaining term, which will end immediately prior to the start of the Annual Meeting. Ms. Dotz’s decision to decline to stand for re-election is not a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 8.01    Other Events.

On April 26, 2022, the Board nominated Dana Wolf to stand for election to the Board at the Annual Meeting, to serve until the 2023 annual meeting of stockholders and until her successor is duly elected and qualified, subject to earlier resignation or removal.

Dana Wolf is an entrepreneur in the security space. From August 2017 to November 2021 she served as SVP of Product & Marketing at Fastly Inc., a global edge cloud network provider. From August 2013 to August 2017, she was the Head of Product for the cloud security product lines at OpenDNS, Inc. (acquired by Cisco Systems, Inc.), a company providing domain name system resolution services. Ms. Wolf has over 18 years of experience in the security space, holding both product and engineering leadership roles at both Rapid7, Inc., a cyber security analytics and automation services company, and RSA Security LLC, a computer and network security company with a focus on protecting and managing online identities and digital assets. Ms. Wolf holds a B.A. from Lawrence University in Mathematics, Computer Science and Theatre and an M.B.A. (High Tech) from Northeastern University. Ms. Wolf has specific attributes that qualify her to serve as a member of our board of directors, including her extensive experience in the cyber security industry and cloud-based businesses.

Additional Information and Where to Find It
The Company plans to file a proxy statement and accompanying solicitation materials with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). This communication is not intended to be, and is not, a substitute for the proxy statement or any other document that the Company may file with the SEC in connection with the Annual Meeting. The proxy statement will contain important information about the Company, the Annual Meeting, and related matters. Stockholders are urged to read the proxy statement and the accompanying solicitation materials when they become available because these documents will contain important information.

Participants in the Solicitation
The Company, its directors, and certain of its executive officers and other agents may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the Annual Meeting. Information regarding the names of the Company’s directors, nominees, and executive officers and their respective interests in the Company is set forth in the Company’s annual report on Form 10-K, as amended, and will be set forth in the proxy statement and accompanying solicitation materials. To the extent the holdings of the Company’s securities by its directors and executive officers change since the amounts set forth in the Form 10-K, as amended, and in the proxy statement for the Annual Meeting, such changes will be reflected on Statements of Changes in Beneficial

Ownership of Securities on Form 4 filed with the SEC. These documents (when they become available), are available free of charge on the SEC’s website at www.sec.gov.

Cautionary Statement Regarding Forward-Looking Statements
Certain items in this current report on Form 8-K may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding the Company’s plans with respect to the filing of a proxy statement for the Annual Meeting,. Words such as "plans" and "will", and similar expressions are intended to identify such forward-looking statements. These statements are based on management’s current expectations and beliefs and are subject to a number of risks and uncertainties. These and other risks and uncertainties could cause actual results to differ materially from those described in the forward-looking statements, many of which are beyond our control. The Company can give no assurance its expectations will be attained. Accordingly, you should not place undue reliance on any forward-looking statements contained herein. For a discussion of some of the risks and important factors that could cause actual results to differ from such forward-looking statements, see the risks and other factors detailed from time to time in the Company’s most recent Annual Report on Form 10-K, our quarterly reports on Form 10-Q, the proxy statement and other solicitation materials prepared in connection with the Annual Meeting, and our other filings with the Securities and Exchange Commission. Furthermore, new risks and uncertainties emerge from time to time, and it is not possible for the Company to predict or assess the impact of every factor that may cause its actual results to differ from those contained in any forward-looking statements. Such forward-looking statements speak only as of the date hereof. Except to the extent required by law, the Company expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 2, 2022

A10 NETWORKS, INC.
By: /s/ Robert Cochran
Robert Cochran
Executive Vice President, Legal and Corporate Collaboration and Secretary